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EXHIBIT 10.1


NETGURU, INC.

COMPENSATION APPROVED BY BOARD OF DIRECTORS AND COMPENSATION COMMITTEE ON AUGUST 31, 2005

Executive Officers/Key Employees:
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(payable contingent upon and within five business days following the closing of the Proposed Asset Sale)

   Bruce Nelson, Chief Financial Officer                            $    25,000
   Clara Young, Secretary                                                 8,333

Non-Employee Directors/Special Committee Board Members
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(payable in five equal consecutive monthly installments of $8,400 each, beginning August 31, 2005)

   Dean McCormick                                                        42,000
   Stan Corbett                                                          42,000
   Ben Eazzetta                                                          42,000
                                                                     -----------
Total compensation:                                                  $  159,333
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